SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant    X
Filed by a Party other than the Registrant

Check the Appropriate Box:

          Preliminary Proxy Statement
------

          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
------

  X       Definitive Proxy Statement
------

          Definitive Additional Materials
------

          Soliciting Materials Pursuant to ss.240.14a-11(c) or ss.240.14a-12
------


                     SIMON TRANSPORTATION SERVICES INC.
             (Name of Registrant as Specified in its Charter)

        The Simon Transportation Services Inc. Board of Directors
 (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the Appropriate Box):

  X       No fee required
------

          Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11
------

          (1)  Title of each class of securities to which
               transaction applies:                                       N/A
                                                                       ---------
          (2)  Aggregate number of securities to which
               transaction applies:                                       N/A
                                                                       ---------
          (3)  Price per unit or other underlying value
               of transaction computed pursuant to
               Exchange Act Rule 0-11:                                    N/A
                                                                       ---------
          (4)  Proposed maximum aggregate value of transaction:           N/A
                                                                       ---------
          (5)  Total fee paid:                                            N/A
                                                                       ---------

          $ N/A     ------------------------------------------------------------
                    = Amount on which filing fee is calculated

          Fee paid previously with preliminary materials
------


          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
-------
          (1)       Amount previously paid:                               N/A
                                                                       ---------
          (2)       Form, Schedule or Registration Statement No.:         N/A
                                                                       ---------
          (3)       Filing Party:                                         N/A
                                                                       ---------
          (4)       Date Filed:                                           N/A
                                                                       ---------

                        Simon Transportation Service Inc.
                                 P.O. Box 26297
                         Salt Lake City, Utah 84126-0297
                 --------------------------------------------

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 1998

--------------------------------------------------------------------------------

To Our Stockholders:

         The 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Simon Transportation Services Inc., a Nevada corporation (the "Company"), will be held at Simon Transportation Services Inc. corporate headquarters, 5175 South 2100 West, West Valley City, Utah 84120, at 10:00 a.m., Mountain Standard Time, on December 18, 1998, for the following purposes:

              1. To consider and act upon a proposal to elect three (3) directors of the Company;

              2.   To   consider  and  act  upon  a   proposal   to  ratify  the
                   selection of Arthur Andersen LLP, as independent public accountants for the Company for the 1999 fiscal year;

              3.   To  consider   and   act  upon  such  other  matters  as  may
                   properly come before the meeting and any adjournment thereof.

         The foregoing matters are more fully described in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on November 6, 1998, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. The prompt return of your proxy may save the Company additional expenses of solicitation. All Stockholders are cordially invited to attend the Annual Meeting.

                                              By Order of the Board of Directors
                                              /s/ Richard D. Simon
                                              Richard D. Simon
                                              Chairman of the Board
Salt Lake City, Utah
November 12, 1998

                       SIMON TRANSPORTATION SERVICES INC.
                              Post Office Box 26297
                          Salt Lake City, UT 84126-0297
                  --------------------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 18, 1998

--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Simon Transportation Services Inc., a Nevada corporation (the "Company"), to be used at the 1998 Annual Meeting of Stockholders of the Company ("Annual Meeting"), which will be held at Simon Transportation Services Inc. corporate headquarters, 5175 West 2100 South, West Valley City, Utah 84120, on December 18, 1998, at 10:00 a.m. Mountain Standard Time, and any adjournment thereof. All costs of the solicitation will be borne by the Company. The approximate date of mailing this proxy statement and the enclosed form of proxy is November 12, 1998.

         The enclosed copy of the Company's annual report for the fiscal year ended September 30, 1998, is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy solicitation material.

                               PROXIES AND VOTING

         Only stockholders of record at the close of business on November 6, 1998 ("Stockholders"), are entitled to vote, either in person or by valid proxy, at the Annual Meeting. Holders of Class A Common Stock are entitled to one vote for each share held. Holders of Class B Common Stock are entitled to two votes for each share held. On November 12, 1998, there were issued and outstanding 5,231,083 shares of Class A Common Stock, par value one cent ($.01), entitled to cast an aggregate 5,231,083 votes on all matters subject to a vote at the Annual Meeting, and 913,751 shares of Class B Common Stock, par value one cent ($.01), entitled to cast an aggregate 1,827,502 votes on all matters subject to a vote at the Annual Meeting. The Company has a total of 6,144,834 shares of Common Stock outstanding, entitled to cast an aggregate 7,058,585 votes on all matters subject to a vote at the Annual Meeting. The number of issued and outstanding shares excludes approximately 992,500 shares of Class A Common Stock reserved for issuance to employees under the Company's incentive stock plan of which approximately 712,000 remain outstanding and approximately 140,000 shares were at October 31, 1998 subject to vested but unexercised options. The outstanding shares also exclude 23,000 shares of Class A Common Stock reserved for issuance under the Company's Outside Director Stock Plan, of which 5,000 remain outstanding and 3,000 are subject to vested but unexercised options. Holders of unexercised options are not entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. Stockholders are not entitled to cumulative voting in the election of directors.

         Any Stockholder may be represented and may vote at the Annual Meeting by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Any Stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by filing with the Secretary of the Company a revocation of the proxy, by delivering to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Company.

         Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the Stockholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting. If no direction is specified by the stockholder, the proxy will be voted "FOR" the proposal specified in this notice, and, at the discretion of the proxyholder, upon such other matters as may properly come before the meeting or any adjournment thereof.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Directors Nominated for Election

         Alban B. Lang, Lyn Simon, and Richard D. Simon, Jr. have been designated Class I directors. In the absence of contrary instructions, each proxy will be voted for the re-election of such individuals to the indicated director class.

         Irene Warr and Sherry L. Bokovoy have been designated Class II directors. Richard D. Simon, H.J. Frazier, and Kelle A. Simon have been designated Class III directors. The term of Class II directors expires at the annual meeting to be held in 1999 and the term of Class III directors expires at the annual meeting to be held in 2000.

Information Concerning Executive Officers and Directors

         Information concerning the names, ages, positions with the Company, tenure as a director, and business experience of the Company's executive officers and directors is set forth below. All references to experience with the Company include positions with the Company's operating subsidiary, Dick Simon Trucking, Inc., a Utah corporation. Richard D. Simon is the father of Kelle A. Simon, Lyn Simon, Sherry L. Bokovoy, and Richard D. Simon, Jr.

NAME                         AGE                      POSITION                        DIRECTOR SINCE       CLASS
----                         ---                      --------                        --------------       -----
Richard D. Simon 1            62   Chairman of the Board, President, and                   1972             III
                                    Chief Executive Officer
Alban B. Lang                 52   Chief Financial Officer, General                        1988              I
                                    Manager,Treasurer, and Secretary;
                                    Director
Kelle A. Simon                37   Vice President of Maintenance and Fleet                 1997             III
                                    Purchasing, Director
Lyn Simon                     34   Vice President of Sales and Operations,                 1997              I
                                    Director
Richard D. Simon, Jr.         27   Vice President of Driver Relations,                     1997              I
                                    Director
Sherry L. Bokovoy             30   Assistant Secretary/Treasurer, Director                 1997              II
Irene Warr 1  2               67   Director                                                1995              II
H. J. Frazier 2               63   Director                                                1995             III



1        Member of the Compensation Committee.
2        Member of the Audit Committee.

         Richard D. Simon founded the Company in 1955 and has served as its Chairman of the Board, President, and Chief Executive Officer since its incorporation in 1972.

         Alban B. Lang was appointed General Manager in March 1998. In addition, Mr. Lang continues to serve as Chief Financial Officer, Treasurer, and Secretary. He has served in these positions since 1992, prior to which he served as controller since 1987. Mr. Lang is a certified public accountant and holds two Bachelor of Science degrees, one in chemistry and the other in accounting, a Masters of Business Administration degree, and a Masters degree in fuel engineering, all from the University of Utah.

         Kelle  A.  Simon  has  served  as  the  Company's   Vice  President  of
Maintenance and Fleet Purchasing since 1992, prior to which he served as Maintenance Director from 1986 to 1992.

         Lyn Simon was appointed Vice President of Sales and Operations in July 1998. From 1986 to 1998, he served as Vice President of Sales. Prior to this Mr. Simon served in numerous operating positions with the Company, including implementing computer and telecommunications systems, and managing the accounts receivable, accounts payable, public relations, and fuel tax and licensing departments after joining the Company in 1984.

         Richard D. Simon, Jr. has served as the Company's Vice President of Driver Relations since July 1998. He served as Vice President of Operations from 1992 to 1998, and as a dispatcher and customer service representative after joining the Company in 1990.

         Sherry L. Bokovoy has served as Assistant Secretary/Treasurer since 1994, and has held numerous positions within the Company including supervising the human resource department, administrative and maintenance payrolls, the employee stock purchase program, and the Company store since joining the Company in 1987.

         Irene Warr has been engaged in the private practice of law in Salt Lake City since 1957 and has represented the Company in numerous matters since 1962. Ms. Warr represents many trucking companies and has specialized in motor carrier transportation law for over 30 years.

         H. J. Frazier held various management positions with Westinghouse Electric, Inc. from 1973 until his retirement in 1993, including serving as President of Westinghouse Communities, a residential real estate development subsidiary. Prior to joining Westinghouse, Mr. Frazier practiced as an attorney. He was a director and founder of Full House Resort, Inc., a publicly held resort and gaming properties enterprise.

Meetings and Compensation

         Board of Directors. During the fiscal year ended September 30, 1998, the Board of Directors of the Company met on four occasions. All directors attended the meetings of the Board of Directors and all of the meetings held by committees of the Board on which they served. Directors who are not employees of the Company receive an annual retainer of $5,000 plus $1,000 per meeting of the Board of Directors or a committee thereof attended by the director (if such committee meeting is held other than on the day of a Board meeting), plus reimbursement of expenses incurred in attending such Board or committee meetings. Non-employee directors also receive the annual option to purchase 1,000 shares of the Company's Class A Common Stock.

         Compensation Committee. The Compensation Committee of the Board of Directors met once during fiscal year 1998, and all members were present at such meeting. This committee reviews all aspects of compensation of the Company's executive officers and makes recommendations on such matters to the full Board of Directors. The Report of the Compensation Committee for fiscal year 1998 is set forth below. See "Compensation Committee Report on Executive Compensation."

         Audit Committee. The Audit Committee met once during fiscal year 1998, and all members were present at such meeting. The Audit Committee makes recommendations to the Board concerning the selection of outside auditors, reviews the Company's financial statements, reviews and discusses audit plans, audit work, internal controls, and the report and recommendations of the Company's independent auditors, and considers such other matters in relation to the external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting.

         Nominating   Committee.   The   Board  does  not  maintain  a  standing
nominating  committee  or other  committee performing similar functions.

         Compensation Committee Interlocks and Insider Participation. Ms. Warr has served on the Compensation Committee since the Company's initial public offering on November 17, 1995. She is not an officer or employee of the Company. The Company pays Ms. Warr $30,000 annually ($2,500 per month), provides her health insurance coverage at a cost to the Company of $130 per month, and provides an office at the Company's headquarters. Ms. Warr has served as counsel to Richard D. Simon since 1962 and the Company since its incorporation in 1972. Richard D. Simon serves on the Compensation Committee and he is the father of Kelle A. Simon, Lyn Simon, Sherry L. Bokovoy, and Richard D. Simon, Jr. See "Certain Transactions" for additional disclosure of transactions between the Company and its directors and executive officers.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

                              CERTAIN TRANSACTIONS

         Sherry L. Bokovoy and Jon Bokovoy are the daughter and son-in-law of Richard D. Simon. Ms. Bokovoy is employed by the Company as assistant treasurer and assistant secretary, and Mr. Bokovoy is employed by the Company as a dispatch supervisor. Ms. Bokovoy was paid an aggregate $93,600 during the 1998 fiscal year. Mr. Bokovoy was paid an aggregate $67,700 during fiscal year 1998.

         For additional information concerning certain transactions involving the Company's officers and directors, see "Compensation Committee Interlocks and Insider Participation."

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long-term compensation paid to the chief executive officer and the four other named executive officers of the Company (the "Named Officers"), for services in all capacities to the Company for the fiscal years ended September 30, 1998, 1997, and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                              Long-Term Compensation
                                                                           -----------------------------
                                             Annual Compensation                 Awards        Payouts
                                   ---------------------------------------------------------------------
                                                             Other Annual  Restricted Option/    LTIP     All Other
                                            Salary   Bonus   Compensation   Award(s)    SAR    Payouts  Compensation1
Name and Principal Position          Year     ($)     ($)         ($)         ($)       (#)      ($)         ($)
------------------------------------------------------------ ---------------------------------------------------------
Richard D. Simon,                    1998   348,400    -           -           -         -        -         2,803
  Chairman, President, and           1997   348,400 163,750        -           -         -        -         2,803
  Chief Executive Officer            1996   348,400    -           -           -         -        -         2,803

Alban B. Lang,                       1998   156,000    -           -           -      75,000      -         2,803
  Chief Financial Officer, General   1997   156,000  98,250        -           -      27,000      -         2,803
  Manager, Treasurer, and            1996   156,000    -           -           -         -                  2,803
  Secretary

Kelle A. Simon,                      1998   156,000    -           -           -      75,000      -         2,803
  Vice President of Maintenance      1997   156,000  98,250        -           -      27,000      -         2,803
  and Fleet Purchasing               1996   156,000    -           -           -         -        -         2,803

Lyn Simon,                           1998   156,000    -           -           -      75,000      -         2,803
  Vice President of Sales and        1997   156,000  98,250        -           -      27,000      -         2,803
  Operations                         1996   156,000    -           -           -         -        -         2,803

Richard D. Simon, Jr.,               1998   156,000    -           -           -      75,000      -         2,803
  Vice President of  Driver          1997   156,000  98,250        -           -      27,000      -         2,803
  Relations                          1996   156,000    -           -           -         -        -         2,803




1        Represents the amount of Company-paid health benefits.


         The Company granted options to purchase 300,000 shares of Class A Common Stock to the Named Officers during the fiscal year ended September 30, 1998.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                          Potential Realizable Value
                                                                                          at Assumed Annual Rates of
                                                                                         Stock Price Appreciation for
                                   Individual Grants                                              Option Term
-----------------------------------------------------------------------------------------------------------------------
                             Number of        % of Total
                             Securities      Options/SARs
                             Underlying       Granted to     Exercise or
                            Options/SARs     Employees in     Base Price    Expiration
Name                         Granted(#)      Fiscal Year      ($/Share)        Date            5%            10%
-----------------------------------------------------------------------------------------------------------------------
Richard D. Simon                 -                -               -              -             -              -
Alban B. Lang                  75,000           19.5%          $ 23.375    12/18/2007      $1,102,531     $2,794,030
Kelle A. Simon                 75,000           19.5%          $ 23.375    12/18/2007      $1,102,531     $2,794,030
Lyn Simon                      75,000           19.5%          $ 23.375    12/18/2007      $1,102,531     $2,794,030
Richard D. Simon, Jr.          75,000           19.5%          $ 23.375    12/18/2007      $1,102,531     $2,794,030

         The following table sets forth information with respect to the Named Officers concerning the exercise and ownership of options held at September 30, 1998:


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


                                                                Number of Securities          Value of Unexercised
                              Shares                           Underlying Unexercised      In-the-Money Options/SARs
                           Acquired on     Value Realized    Options/SARs at FY-End (#)          at FY-End ($)
Name                       Exercise (#)          ($)         Exercisable/Unexercisable     Exercisable/Unexercisable
------------------------------------------ ---------------- ----------------------------- -----------------------------
Richard D. Simon                 -                -                      -                             -
Alban B. Lang                    -                -                19,200/105,800                     $0/0
Kelle A. Simon                   -                -                19,200/105,800                     $0/0
Lyn Simon                        -                -                19,200/105,800                     $0/0
Richard D. Simon, Jr.            -                -                19,200/105,800                     $0/0

         The Company does not have a long-term incentive plan or a defined benefit or actuarial plan and has never issued any stock appreciation rights.

Employment Agreements

         The Company currently does not have any employment contracts, severance, or change-in-control agreements with any of its executive officers. However, under certain circumstances in which there is a change of control, executive officers holding outstanding stock options granted under the Plan are entitled to exercise such options notwithstanding that such options may otherwise not have been fully exercisable.

Compensation Committee Report on Executive Compensation

         The Compensation Committee believes that the Company's executive officers, including the Named Officers and the Chief Executive Officer, should be compensated at a level comparable to persons holding similar positions at peer companies, taking into account the relative size of the companies, responsibilities of the officers, experience, geographical location, and the relative performance of the Company and its peers, measured by stock performance, profit margin, and revenue and net income growth rates. In addition, the Compensation Committee will consider the attainment of specific goals that may be established for such officers from time-to-time. Corporate performance, measured by stock appreciation, is an important aspect of the executive officers' compensation, as reflected by awards to date of stock options covering 696,100 shares of Class A Common Stock to the executive officers and certain other key employees. The base salaries of all executive officers, including the Chief Executive Officer, were established prior to the Company's initial public offering and prior to any meeting of the Compensation Committee. The Compensation Committee believes that the base salaries paid to the Chief Executive Officer and other Named Officers are reasonable in comparison with other salaries in the industry. In addition to base salaries, the Chief Executive Officer and Named Officers participate in a bonus pool equal to 5 percent of earnings before provision for income taxes, subject to the achievement of financial performance goals. The Company did not meet its goal in fiscal year 1998, therefore the executive officers did not receive bonuses. The stock option grants to executive officers, other than the Chief Executive Officer, during fiscal year 1998 were made at the market price in December 1997. The Chief Executive Officer owns approximately 15.3% of the Company's outstanding Common Stock. Therefore, his net worth is directly affected by the market value of the Company's stock.

                                                         Compensation Committee:

                                                         Irene Warr
                                                         Richard D. Simon


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the Company's preceding fiscal year, except that one report for one transaction was reported less than thirty days after it was due for each of Richard D. Simon, Alban B. Lang, Kelle A. Simon, A. Lyn Simon, Sherry L. Bokovoy and Richard D. Simon, Jr.

Stock Price Performance Graph

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
            PERFORMANCE GRAPH FOR SIMON TRANSPORTATION SERVICES INC.

         The following graph compares the cumulative total stockholder return of the Company's Class A Common Stock with the cumulative total stockholder return of the NASDAQ Stock Market (U.S. Companies) and the NASDAQ Trucking & Transportation Stocks commencing November 17, 1995, and ending September 30, 1998.



                 GRAPH  WAS CENTERED HERE IN PRINTED FORM




                                     Legend
Symbol      Index Description                                11/17/95     9/30/96     9/30/97     9/30/98
------      -----------------                                --------     -------     -------     -------
__________  SIMON TRANSPORTATION SERVICES INC.                 $100.0      $156.0      $266.2     $  57.7
 . . . --    NASDAQ Stock Market (US Companies)                 $100.0      $118.3      $162.4      $166.0
- - - -     CRSP Index for NASDAQ Trucking &                   $100.0      $101.7      $143.5      $105.9
            Transportation  Stock


         The stock performance graph assumes $100 was invested on November 17, 1995, the date of the Company's initial public offering. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse predictions as to future stock performance. The CRSP Index for NASDAQ Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on the NASDAQ Stock Market, as well as all NASDAQ companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                                 AND MANAGEMENT

         The following table sets forth, as of October 31, 1998, the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director, by each Named Officer of the Company, and by all directors and executive officers of the Company as a group.


                             SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

                                                                             Amount & Nature of
                                                                                 Beneficial
Title of Class            Name of Beneficial Owner 1                             Ownership 2      Percent of Class 3
----------------------------------------------------------------------------------------------------------------------
     Class A Common       Richard D. Simon                                         24,501            Class A - *
     Class B Common       Richard D. Simon 4                                      913,751           Class B - 100%
                                                                                                    Total - 14.8%
     Class A Common       Alban B. Lang                                            91,207                1.4%
     Class A Common       Kelle A. Simon                                           94,099                1.5%
     Class A Common       Lyn Simon                                                94,011                1.5%
     Class A Common       Richard D. Simon, Jr.                                   101,395                1.6%
     Class A Common       Sherry L. Bokovoy                                        93,740                1.5%
     Class A Common       Irene Warr                                               3,700                  *
     Class A Common       H. J. Frazier                                            8,000                  *
     Class A Common       Warburg Pincus Counsellors                              397,600                6.3%
----------------------------------------------------------------------------------------------------------------------
    Class A & Class B     All directors, executive officers and other 5%         1,822,004              28.7%
         Common           stockholders as a group (9 persons)
----------------------------------------------------------------------------------------------------------------------


* Less than one percent.

1 The business address of Richard D. Simon, Alban B. Lang, Kelle A. Simon, Lyn Simon, Richard D. Simon, Jr., Sherry L. Bokovoy, and Irene Warr is P.O. Box 26297, Salt Lake City, Utah 84126-0297. The address of H.J. Frazier is 2700 West Sackett Drive, Park City, Utah 84098. The address of Warburg Pincus Counsellors is 466 Lexington Avenue, New York, New York 10017.

2 In accordance with applicable rules under the Securities Exchange Act of 1934, as amended, the number of shares beneficially owned includes 39,600 shares of Class A Common Stock underlying options to purchase granted to each of Alban B. Lang, Kelle A. Simon, Lyn Simon, Richard D. Simon, Jr., and Sherry L. Bokovoy (the "Optionees") that are either currently exercisable or will become exercisable within 60 days. The 85,400 remaining shares underlying options granted to the Optionees that are not exercisable within 60 days are excluded. The shares owned also include an aggregate 37,915 shares of Class A Common Stock held in the Company's ss.401(k) Plan on behalf of Richard D. Simon (14,501 shares), Alban B. Lang (7,348 shares), Kelle A. Simon (5,923 shares), Lyn Simon (7,568 shares), and Sherry L. Bokovoy (2,575 shares). The total shares include 2,000 shares underlying stock options granted to Irene Warr and 3,000 shares underlying stock options granted to H.J. Frazier that are currently exercisable or will be exercisable within 60 days. Unless otherwise indicated all shares are owned directly.

3 Percentage based on both Class A and Class B Common Stock and includes for purposes of this chart only the vested portion of options granted under the Company's Incentive Stock Plan and Outside Director Stock Plan.

4 All shares are held by Richard D. Simon, Trustee of the Richard D. Simon Revocable Trust, UTAD 2/12/93, of which the four children of Richard D. Simon are the beneficiaries, subject to a life estate in favor of Valene Simon, wife of Richard D. Simon. Because the Class B Common Stock is entitled to two votes per share, Mr. Simon, as Trustee, controls 25.5% of the combined voting power of the Common Stock.


                                   PROPOSAL 2
                    RATIFICATION OF SELECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS


         The Board of Directors has selected Arthur Andersen LLP as independent public accountants for the Company for the 1999 fiscal year. Arthur Andersen LLP has served as independent public accountants for the Company since 1988. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.



                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 1999 Annual Meeting of the Stockholders of the Company must be received by the Corporate Secretary of the Company at the Company's principal executive offices on or before July 17, 1999, to be eligible for inclusion in the Company's proxy material related to that meeting. The inclusion of any such proposals in such proxy material shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.


                                  OTHER MATTERS

         The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                                              Simon Transportation Services Inc.

                                              /s/ Richard D. Simon

                                              Richard D. Simon
                                              Chairman of the Board

November 12, 1998